EXHIBIT 10-A-45

                                                  SERVICE AGREEMENT NO.  49526

                                                 CONTROL NO. 1995-04-30 - 0084


                      SST SERVICE AGREEMENT



THIS AGREEMENT, made and entered into this 7th day of November, 1995 by and between:


     COLUMBIA GAS TRANSMISSION CORPORATION
     ("SELLER")
     AND
     PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED
     ("BUYER")



WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of BUYER.


Section 2. Term. Service under this Agreement shall commence as of NOVEMBER 01 , 1999 , or upon completion of facilities and shall continue in full force and effect until OCTOBER 31 , 2014 , and from YEAR -to-YEAR thereafter unless terminated by either party upon 2 YEARS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.


Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.


Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention:
Manager - Agreements Administration and notices to Buyer shall be addressed to it at:
PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED
P 0 BOX 1398
400 COX ROAD
GASTONIA, NC  28053-1398


       ATTN: DANNY SMITH;
until changed by either party by written notice.


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                                                  SERVICE AGREEMENT NO. 49526
                                                  CONTROL NO. 1995-04-30 - 0084




                          SST SERVICE AGREEMENT






Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N /A.



          PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED

By:       Franklin H. Yoho

Name:     /s/ Franklin H. Yoho

Title:    Senior Vice President-Marketing & Gas Supply

Date:     10/31/95


          COLUMBIA GAS TRANSMISSION CORPORATION

By:       /s/ Stephen M. Warnick

Name:     Stephen M. Warnick

Title:    Vice President

Date:     November 7, 1995














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                                                    Revision No.
                                                    Control No. 1995-04-30-0084


                 Appendix A to Service Agreement No. 49526
                            Under Rate Schedule SST

Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED


     October through March Transportation Demand        11,779 Dth/day

     April through September Transportation Demand       5,889 Dth/day





                            Primary Receipt Points
                            ----------------------


     Scheduling            Scheduling                      Maximum Daily
     Point No.             Point Name                    Quantity (Dth/Day)
     ----------------------------------------------------------------------

     STOW                  STORAGE WITHDRAWALS                 11,779

                                                                    Revision No.
                                                    Control No. 1995-04-30-0084



              Appendix A to Service Agreement No. 49526
                        Under Rate Schedule SST


Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED


                                                Primary Delivery Points
                                                -----------------------

Scheduling      Scheduling           Measuring           Measuring        Maximum Daily             Maximum
Point No.       Point Name           Point No.           Point Name       Delivery Obligation       $ 1 Delivery
                                                                          (Dth/Day)                 Pressure
                                                                                                    Obligation
                                                                                                    (PSIG)



833097        TRC Boswells            833097            TRC Boswells          11,779                 750
                Tavern                                    Tavern




































                                                   Revision No.
                                                   Control No.  1995-04-30-0084



              Appendix A to Service Agreement No. 49526
                       Under Rate Schedule SST

Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED


S1 / IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED, THEN SELLER'S OBLIGATION SHALL BE AS STATED IN SECTION 13 (DELIVERY PRESSURE) OF THE GENERAL TERMS AND CONDITIONS.

GFNT/ THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT TO PRECEDENT AGREEMENT NO. 47810 BETWEEN BUYER AND SELLER DATED JUNE 27, 1995.

              UNLESS STATION SPECIFIC MDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATION(S) LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

                                                    Revision No.
                                                    Control No. 1995-04-30-0084

                Appendix A to Service Agreement No. 49526
                            Under Rate Schedule SST
Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED





The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's tariff is incorporated herein for reference for the purposes of listing valid secondary receipt and delivery points.


Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1999, or upon completion of facilities. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A , to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


              PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED

By:           Franklin H. Yoho

Name:         /s/ Franklin H. Yoho

Title:        Senior Vice President-Marketing & Gas Supply

Date:         10/31/95


              COLUMBIA GAS TRANSMISSION CORPORATION

By:           /s/ Stephen M. Warnick

Name:         Stephen M. Warnick

Title:        Vice President

Date:         November 7, 1995













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